Exhibit 4.2
G-III APPAREL GROUP, LTD.
and

as Trustee

INDENTURE
Dated as of                     , 20
Subordinated Debt Securities

CROSS-REFERENCE TABLE*

Trust Indenture Act Section	Indenture Section
310(a)(1)	6.9
(a)(2)	6.9
(a)(3)	Not applicable
(a)(4)	Not applicable
(b)	6.8
(c)	Not applicable
311(a)	6.13
(b)	6.13
(c)	Not applicable
312(a)	4.1
(b)	4.2
(c)	4.2
313(a)	4.4
(b)(1)	4.4
(b)(2)	4.4
(c)	4.4
(d)	4.4
314(a)	4.3
(b)	Not applicable
(c)(1)	13.5
(c)(2)	13.5
(c)(3)	Not applicable
(d)	Not applicable
(e)	13.5
315(a)	6.1, 6.7
(b)	5.11
(c)	6.1
(d)	6.1
(e)	5.12
316(a)(1)(A)	5.9
(a)(1)(B)	5.10
(a)(2)	Not applicable
(b)	5.7
317(a)(1)	5.2
(a)(2)	5.4
(b)	3.5
318(a)	13.7

*	Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

i

(continued)

(continued)

(continued)

          INDENTURE, dated as of                      , 20      , between G-III APPAREL GROUP, LTD., a Delaware corporation (the “Issuer”), and                                                                , as trustee (the “Trustee”).
W I T N E S S E T H:
          WHEREAS, the Issuer has duly authorized the issue from time to time of its subordinated debentures, notes and other evidences of indebtedness to be issued in one or more series (the “Securities”), up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and
          WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done.
          NOW, THEREFORE, in consideration of the premises and the purchases of the Securities by the holders thereof, the receipt and sufficiency of which is hereby acknowledged, the Issuer and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:
ARTICLE ONE
DEFINITIONS
          SECTION 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” means such accounting principles as are generally accepted at the time of any computation. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.
          “Board of Directors” means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.
          “Business Day” means, with respect to any Security, a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized by law or regulation to close.
          “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.
          “Corporate Trust Office” means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be administered, which office is, at the date as of which this Indenture is dated, located at                                                             , provided that for purposes of Section 3.2 of the Indenture such term shall mean the office or agency of the Trustee located in the Borough of Manhattan, the City of New York, which office is located at                                                             .
          “Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions hereof, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.
          “Designated Senior Indebtedness” means any Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Issuer is a party) expressly provides that such Senior Indebtedness shall be “Designated Senior Indebtedness” for purposes of this Indenture.
          “Event of Default” means any event or condition specified as such in Section 5.1.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Global Security” means a Security evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4.
          “Holder,” “holder of securities,” “Securityholder” or other similar terms mean the registered holder of any Security.
          “Indebtedness” means, with respect to any Person, (i) all obligations, contingent or otherwise, of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by a note, debenture, bond or written instrument (including a purchase money obligation), (c) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property or (d) in respect of letters of credit (including reimbursement obligations with respect thereto) or bankers’ acceptances; (ii) all obligations of others of the type described in clause (i) above or in clause (iii), (iv) or (v) below assumed by or guaranteed in any manner by such Person or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise (and the obligations of such Person under any such assumptions, guarantees or other such arrangements); (iii) all obligations secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such Person are subject, whether or not the obligation secured thereby shall have been assumed by or shall otherwise be such Person’s legal liability; (iv) to the extent not otherwise included, all obligations of such Person under interest rate and currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; and (v) all obligations, contingent or otherwise, of such Person under or in respect of any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).
          “Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.
          “Interest” means, when used with respect to non-interest bearing Securities, interest payable after maturity.
          “Issuer” means (except as otherwise provided in Article Six) G-III Apparel Group, Ltd., a Delaware corporation, and, subject to the provisions of Article Nine, its successors and assigns.
          “Officers’ Certificate” means a certificate signed by the chairman of the Board of Directors or any vice chairman of the Board of Directors or the president or any vice president and by the treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 13.5.
          “Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Issuer, and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.5, if and to the extent required hereby.
          “Original issue date” of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.
          “Outstanding”, when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own paying agent); provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer); and (d) except to the extent provided in Sections 12.2 and 12.3, Securities with respect to which the Issuer has effected defeasance and/or covenant defeasance as provided in Article Twelve.
          “Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
          “principal”, whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include “and premium, if any.”
          “Record date” has the meaning given in Section 2.7.
          “Responsible Officer” shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.
          “Security” or “Securities” has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.
          “Senior Indebtedness” means the principal of, premium, if any, and interest on, rent payable under, and any other amounts due on or in connection with any and all Indebtedness of the Issuer (including, without limitation, fees, costs, expenses and any interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, but only to the extent allowed or permitted to the holder of such Indebtedness against the bankruptcy or other insolvency estate of the Issuer in such proceeding), whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Issuer (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to the foregoing); provided, however, that Senior Indebtedness does not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness of the Issuer to any Subsidiary of the Issuer except to the extent such Indebtedness is pledged by such Subsidiary as security for any Senior Indebtedness, (iii) accounts payable of the Issuer to trade creditors arising in the ordinary course of business, and (iv) any particular Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Securities.
          “Subsidiary” means (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Issuer or one or more of the other Subsidiaries of the Issuer (or a combination thereof) and (b) any partnership (i) the sole general partner or the managing general partner of which is the Issuer or a Subsidiary of the Issuer or (ii) the only general partners of which are the Issuer or of one or more Subsidiaries of the Issuer (or any combination thereof).
          “Trustee” means the Person identified as “Trustee” in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee.
          “Trust Indenture Act” means the Trust Indenture Act of 1939 as amended by the Trust Indenture Reform Act of 1990 and in force at the date as of which this Indenture was originally executed (except as otherwise provided in Sections 8.1 and 8.2 in reference to the Trust Indenture Act as in force on the date of execution of a supplemental indenture).
          “U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.
          “Vice president” when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of “vice president.”

ARTICLE TWO
SECURITIES
          SECTION 2.1 Forms Generally. The Securities of each series shall be substantially in such form (including global form) (not inconsistent with this Indenture) as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities.
          If any Security of a series is issuable in the form of a Global Security or Securities, each such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified on such Global Security. Any instructions by the Issuer with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 13.5.
          The definitive Securities shall be printed, lithographed or produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.
          SECTION 2.2 Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication on all Securities shall be in substantially the following form:
          This is one of the Securities described in the within-mentioned Indenture.

Dated:	, as Trustee
By:
Authorized Signatory

          SECTION 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of securities which may be authenticated and delivered under this Indenture is unlimited.
          The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);
          (2) the aggregate principal amount of the Securities of the series to be issued;
          (3) the issue price or prices of the Securities of the series to be issued, expressed as a percentage of the aggregate principal amount of the Securities of the series;
          (4) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 5.3, 8.5 or 12.3);
          (5) the date or dates on which the principal of the Securities of the series is payable, or the method by which such date or dates will be determined or extended;
          (6) the rate or rates at which the Securities of the series shall bear interest (which may be fixed or variable), if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;
          (7) the place or places where the principal and any interest on Securities of the series shall be payable (if other than as provided in Section 3.2);
          (8) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;
          (9) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;
          (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;
          (11) whether the Securities of such series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and whether beneficial owners of interests in any such Global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.8, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.8, and any other terms of the series relating to the global nature of the Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest thereon;

          (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.1 or provable in bankruptcy pursuant to Section 5.2;
          (13) the coin or currency in which the Securities of that series are denominated and, if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of and/or interest, if any, on the Securities of such series shall be payable;
          (14) if other than U.S. dollars, the currency, currencies or currency units in which the principal of, premium, if any, and interest on the Securities of the series is payable, and the Person who shall serve as Exchange Rate Agent for purposes of making any related calculations of the Market Exchange Rate;
          (15) if the amounts of payments of principal and, if applicable, premium or interest, on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated or by reference to a commodity, commodity index, stock exchange index or financial index, the manner in which such amounts shall be determined;
          (16) the provisions, if any, relating to any collateral provided for the Securities;
          (17) the provisions, if any, with respect to amortization;
          (18) any covenants or obligations of the Issuer to the Holders of such Securities or acceleration provisions in addition to, or modification or deletion of, those set forth herein;
          (19) any Events of Default with respect to the Securities of such series which may be in addition to, or modification or deletion of, those provided herein,
          (20) the terms and conditions, if any, for conversion into or exchange for shares of common stock or preferred stock;
          (21) any terms and conditions restricting the declaration of dividends or requiring the maintenance of any asset ratio or the creation or maintenance of reserves;
          (22) any provisions restricting the incurrence of additional debt or the issuance of additional securities;
          (23) any depositaries, interest rate calculation agents, exchange rate calculation agents or other agents;
          (24) whether the Securities are defeasible and any limitations on the applicability of Section 12.2 or 12.3 to the Securities of the series;
          (25) any authenticating or paying agents, transfer agents or registrars, if other than the Trustee, or any other agents with respect to the Securities of such series;

          (26) the terms and conditions, if any, upon which the Securities shall be subordinated in right of payment to the Issuer’s other indebtedness; and
          (27) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).
          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. Except as provided in such resolution, the Securities of any one series need not be issued at the same time and a series may be reopened without the consent of the Holders, for issuances of additional Securities of such series.
          SECTION 2.4 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the written order of the Issuer, signed by both (a) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and (b) by its treasurer or any assistant treasurer, without any further action by the Issuer. If any Security of a series shall be represented by a Global Security, then, for purposes of this Section and Section 2.11, the notation of the record owner’s interest therein upon original issuance of such Security shall be deemed to be delivery in connection with the original issuance of each beneficial owner’s interest in such Global Security. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon:
          (a) a certified copy of any resolution or resolutions of the Board of Directors authorizing the action taken pursuant to the resolution or resolutions delivered under clause (b) below;
          (b) a copy of any resolution or resolutions of the Board of Directors relating to such series, in each case certified by the secretary or an assistant secretary of the Issuer;
          (c) an executed supplemental indenture, if any;
          (d) an Officers’ Certificate setting forth the form and terms of the Securities as required pursuant to Section 2.1 and 2.3, respectively, and prepared in accordance with Section 13.5; and
          (e) an Opinion of Counsel, prepared in accordance with Section 13.5, which shall state:
     (i) if the form or forms of such Securities have been established by or pursuant to a resolution or resolutions of the Board of Directors or by a supplemental indenture as permitted by Section 2.1, that such form or forms have been established in conformity with the provisions of this Indenture;

     (ii) if the terms of such Securities have been established by or pursuant to a resolution or resolutions of the Board of Directors or by a supplemental indenture as permitted by Section 2.3, that such terms have been established in conformity with the provisions of this Indenture;
     (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and
     (iv) such other matters as the Trustee may reasonably request.
          If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the authentication order of the Issuer with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that shall: (i) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities; (ii) be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary; (iii) be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instruction; and (iv) bear a legend substantially to the following effect or in other form satisfactory to the Depositary:
Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any nominee to a successor Depositary or a nominee of any successor Depositary.
          Each Depositary designated pursuant to Section 2.3 for a Global Security in registered form must, at the time of its designation and at all times while it serves as a Depositary, be a clearing agency registered under the Exchange Act and shall be eligible to serve as such under any other applicable statute or regulation.
          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee’s rights, duties or immunities under the Securities or this Indenture.
          SECTION 2.5 Execution of Securities. The Securities shall be signed on behalf of the Issuer by both (a) the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any vice president and (b) by its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal, which may, but need not, be attested. Such signatures may be manual or facsimile. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.
          In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.
          SECTION 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.
          SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities shall be issuable as registered securities without coupons and in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof. Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.3.
          The Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term “record date” as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.
          SECTION 2.8 Registration, Transfer and Exchange. With respect to each series of Securities, the Issuer will cause to be kept at each office or agency to be maintained for that purpose, as provided in Section 3.2, a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration and transfer thereof as in this Article provided.
          Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. In the event that such registers are not maintained by the Trustee, at all reasonable times such register or registers shall be open for inspection by the Trustee.
          Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for that purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series, in authorized denominations, for a like aggregate principal amount.
          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.
          Any Security or Securities of any series (other than a Global Security, except as set forth herein) may be exchanged for a Security or Securities of the same series in other authorized denominations, in an equal aggregate principal amount. Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer for the purpose as provided in Section 3.2, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.
          If at any time the Depositary for the Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer’s election pursuant to Section 2.3(11) shall no longer be effective with respect to the Securities of such series and the Issuer will execute, and the Trustee, upon receipt of an order of the Issuer for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in the aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.
          The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In the event of such a determination by the Issuer or if an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by one or more Global Securities advise the Depositary to cease acting as depositary for such Global Security or Securities, the Issuer will execute, and the Trustee, upon receipt of an order of the Issuer for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.
          If specified by the Issuer pursuant to Section 2.3 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for the Securities of such series in definitive form on such terms as are acceptable to Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge:
          (1) to each Person specified by such Depositary, a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security; and
          (2) to such Depositary, a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.
          Upon the exchange of the Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.
          All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Security registrar duly executed by, the holder or his attorney duly authorized in writing.

          The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.
          The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the date of selection of Securities of such series to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.
          All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.
          SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.
          Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.
          Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.
          SECTION 2.10 Cancellation of Securities; Destruction Thereof. Unless otherwise provided with respect to any series of Securities, all Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall cancel Securities held by it and deliver a certificate of cancellation to the Issuer at the Issuer’s written direction. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.
          SECTION 2.11 Temporary Securities. Pending the preparation of a permanent Global Security or Securities or definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series or one or more temporary Global Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities or permanent Global Security, as the case may be, of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay, the Issuer shall execute and shall furnish a permanent Global Security or Securities or definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor, without charge, at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of permanent global securities or definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as permanent global securities or definitive Securities of such series.
          SECTION 2.12 CUSIP Numbers. The Issuer in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the “CUSIP” numbers.

ARTICLE THREE
COVENANTS OF THE ISSUER
          SECTION 3.1 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.2 or at such other place or places, at the respective times and in the manner provided in such Securities.
          Unless otherwise specified with respect to the Securities of any series in accordance with Section 2.3, at the option of the Issuer, each installment on any such series may be paid (i) by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 2.7, to the address of such Person as it appears on the Security register or (ii) by wire transfer to an account maintained by the payee and located inside the United States.
          SECTION 3.2 Offices for Payments, etc. So long as any of the Securities remain outstanding, the Issuer will maintain the following for each series: an office or agency (a) where the Securities may be presented for payment; (b) where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided; and (c) where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served.
          The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Unless otherwise specified in accordance with Section 2.3, the Issuer hereby appoints the Trustee as paying agent and registrar and designates the corporate trust office of                                                               , located at                                                               , as the office to be maintained by it for each such purpose. In case the Issuer shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.
          SECTION 3.3 Existence. Subject to Article Nine, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the corporate, partnership or other existence of each Subsidiary of the Issuer in accordance with the respective organizational documents of the Issuer and each such Subsidiary and the rights (charter and statutory) and material franchises of the Issuer and its Subsidiaries; provided, however, that the Issuer shall not be required to preserve any such right or franchise, or the existence of any Subsidiary, if the Board of Directors or management of the Issuer or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of business of the Issuer and its Subsidiaries, taken as a whole.
          SECTION 3.4 Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

          SECTION 3.5 Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:
          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series or of the Trustee;
          (b) that it will give the Trustee notice of any default by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable; and
          (c) at any time during the continuance of such default, upon written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.
          The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.
          If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of such action.
          Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.
          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.
          SECTION 3.6 Written Statement to Trustee. The Issuer will deliver to the Trustee on or before April 15 in each year, a brief certificate from its principal executive, accounting or financial officer (which need not comply with Section 13.5), as to his or her knowledge of the Issuer’s compliance with all conditions and covenants in this Indenture (without regard to any period of grace or requirement of notice provided under this Indenture).

ARTICLE FOUR
SECURITYHOLDERS’ LISTS AND REPORTS BY THE
ISSUER AND THE TRUSTEE
          SECTION 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities of each series:
          (a) semiannually and not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing securities in each year; and
          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Security registrar for such series, such list shall not be required to be furnished.
          SECTION 4.2 Preservation and Disclosure of Securityholders’ Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities contained in the most recent list furnished to it as provided in Section 4.1 or maintained by the Trustee in its capacity as Security registrar for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.
          (b) The rights of Holders of Securities of any series to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.
          (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities made pursuant to the Trust Indenture Act.
          SECTION 4.3 Reports by the Issuer. The Issuer shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.
          SECTION 4.4 Reports by the Trustee. (a) The Trustee shall transmit to Holders and other persons such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act on or before July 15 in each year that such report is required, such reports to be dated as of the immediately preceding May 15.
          (b) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Commission. The Issuer agrees to notify the Trustee with respect any series when and as the Securities of such series become admitted to trading on any national securities exchange.
ARTICLE FIVE
REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
ON EVENT OF DEFAULT
          SECTION 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. “Event of Default” with respect to Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
          (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or
          (b) default in the payment of all or any part of the principal of any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or
          (c) default in the payment of all or any part of any sinking fund installment or other similar obligation as and when the same shall become due and payable by the terms of the Securities of such series; or
          (d) default in the performance, or breach, of any covenant or warranty of the Issuer in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder or, if there is a judicial or administrative proceeding pending at any time during the above-referenced 90-day period in which one of the disputed issues relates to whether or not there was a default or breach, for a period of 90 days after the final resolution of whether or not there was a default or breach; or
          (e) acceleration of indebtedness of the Issuer, under the terms of the instruments evidencing such indebtedness, aggregating more than $5,000,000 at the time outstanding; or
          (f) judgments for the payment of more than $5,000,000 at the time outstanding rendered against the Issuer and not discharged within 60 days after such judgment becomes final and nonappealable; or

          (g) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or
          (h) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or
          (i) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series.
          If an Event of Default described in clauses (a), (b), (c) or (d) above (if the Event of Default under clause (d) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) (if the Event of Default under clause (d) is with respect to all series of Securities then Outstanding), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.
          The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities of such series to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein—then and in every such case the holders of a majority in aggregate principal amount of all the Securities of such series, each series voting as a separate class (or of all the Securities, as the case may be, voting as a single class) then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.
          SECTION 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise—then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.
          Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered holders, whether or not the principal of and interest on the Securities of such series be overdue.
          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.
          In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:
          (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor;
          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and
          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6.
          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.
          All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.
          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities in respect to which such action was taken, and it shall not be necessary to make any holders of such Securities parties to any such proceedings.
          SECTION 5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:
          First: To the payment of all amounts due the Trustee under Section 6.6;
          Second: To the payment of any other costs and expenses applicable to such series in respect of which monies have been collected;
          Third: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;
          Fourth: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and
          Fifth: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

          SECTION 5.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.
          SECTION 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Securityholders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.
          SECTION 5.6 Limitations on Suits by Securityholders. No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.
          SECTION 5.7 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
          No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.
          SECTION 5.9 Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.
          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.
          SECTION 5.10 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in clause (c) of Section 5.1 (or, in the case of an event specified in clause (d) of Section 5.1 which relates to less than all series of Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Securities then outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (d) (if the Event of Default under clause (d) relates to all series of Securities then Outstanding), (e) or (f) of Section 5.1, the Holders of Securities of a majority in principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default), and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected.
          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture, and the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.
          SECTION 5.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term “default” or “defaults” for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of, interest on, or any sinking fund installment or other similar obligation with respect to, any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.
          SECTION 5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of all series (or, if the matter in issue does not relate to all series of Securities, then the Holders of 10% in principal amount of the Outstanding Securities of all series to which such issue relates), treated as a single class, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

ARTICLE SIX
CONCERNING THE TRUSTEE
          SECTION 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:
          (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:
     (i) the duties and obligations of the Trustee with respect to the Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;
          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and
          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.
          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

          The provisions of this Section 6.1 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.
          SECTION 6.2 Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act and subject to Section 6.1:
          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers’ Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;
          (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;
          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture with the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;
          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;
          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Securities of all series affected then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;
          (h) In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action other than any such loss or damage caused by the Trustee’s willful misconduct or gross negligence. The Trustee shall not be charged with knowledge of any Default or Event of Default, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to a Responsible Officer of the Trustee by the Issuer or by any holder; and
          (i) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
          SECTION 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of his Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.
          SECTION 6.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.
          SECTION 6.5 Moneys Held by Trustee. Subject to the provisions of Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.
          SECTION 6.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) to be agreed to in writing by the Trustee and the Issuer, and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including (i) the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ and (ii) interest at the prime rate on any disbursements and advances made by the Trustee and not paid by the Issuer within 5 days after receipt of an invoice for such disbursement or advance) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim. The provisions of this Section shall survive the termination of this Indenture.
          SECTION 6.7 Right of Trustee to Rely on Officers’ Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.
          SECTION 6.8 Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act.
          SECTION 6.9 Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation or banking association having a combined capital and surplus of at least $50,000,000. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.
          SECTION 6.10 Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice thereof by first class mail to Holders of the applicable series of Securities at their last addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.
          (b) In case at any time any of the following shall occur:
     (i) the Trustee shall fail to comply with the provisions of Section 6.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or
     (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or
     (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or
     (iv) the Issuer shall determine that the Trustee has failed to perform its obligations under this Indenture in any material respect; then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.12, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series.

Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor trustee shall have been appointed with respect to any series and have accepted appointment within 30 days after a notice of removal has been given, the removed trustee may petition a court of competent jurisdiction for the appointment of a successor trustee.
          (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders.
          (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.
          SECTION 6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.
          Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.
          If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.
          No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.
          Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall mail notice thereof by first class mail to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.
          SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or banking association shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.
          SECTION 6.13 Preferential Collection of Claims Against the Issuer. The Trustee shall comply with the provisions of Section 311 of the Trust Indenture Act.
ARTICLE SEVEN
CONCERNING THE SECURITYHOLDERS
          SECTION 7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this

Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.
          If the Issuer shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other act of the Securityholders, the Issuer may, at its option, by a resolution of the Board of Directors, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Issuer shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only the Securityholders of record at the close of business on such record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Securityholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.
          If any Security of a series is issuable in the form of a Global Security or Securities, the Depositary therefor may grant proxies and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which the Holder of such Security is entitled to grant or take under this Indenture.
          SECTION 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof.
          SECTION 7.3 Holders to be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          None of the Issuer, the Trustee any paying agent, or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
          SECTION 7.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.
          SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

ARTICLE EIGHT
SUPPLEMENTAL INDENTURES
          SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof) for one or more of the following purposes:
          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;
          (b) to evidence the succession of another Person to the Issuer, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;
          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;
          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities;
          (e) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Securities issued in whole or in part in the form of one or more global Securities and the payment of any principal thereof, or interest or premium, if any, thereon; and
          (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.
          The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.2.
          SECTION 8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (a) change the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that could be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.
          Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.
          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.
          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.
          SECTION 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
          SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions to Sections 6.1 and 6.2, shall be provided an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture and is authorized or permitted by this Indenture.
          SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.
ARTICLE NINE
CONSOLIDATION, MERGER, SALE OR CONVEYANCE
          SECTION 9.1 Issuer May Consolidate, etc., on Certain Terms. The Issuer covenants that it will not merge or consolidate with any other Person or sell or convey all or substantially all of its assets to any Person, unless (i) either the Issuer shall be the continuing Person, or the successor Person or the Person which acquires by sale or conveyance substantially all of the assets of the Issuer (if other than the Issuer) shall be a Person organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such Person, and (ii) the Issuer or such successor Person, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.
          SECTION 9.2 Successor Person Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor Person, such successor Person shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein.
          Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor Person instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.
          In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.
          In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor Person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.
          SECTION 9.3 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided an Opinion of Counsel and an Officer’s Certificate, prepared in accordance with Section 13.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.
ARTICLE TEN
SATISFACTION AND DISCHARGE OF INDENTURE;
UNCLAIMED MONEYS
          SECTION 10.1 Satisfaction and Discharge of Indenture. If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any series outstanding hereunder (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) (i) all the securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) sufficient to pay at maturity or upon redemption all Securities of such series (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Issuer’s right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers’ Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided, that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.
          SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys deposited with the Trustee pursuant to Section 10.1, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 12.4 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 12.4 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest or to make mandatory sinking fund payments or analogous payments as contemplated by Section 12.4; but such money need not be segregated from other funds except to the extent required by law.
          SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.
          SECTION 10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Three Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.
ARTICLE ELEVEN
REDEMPTION OF SECURITIES AND SINKING FUNDS
          SECTION 11.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.
          SECTION 11.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.
          The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the serial number of the Security and the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.
          The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer’s request, by the Trustee in the name and at the expense of the Issuer.

          At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 70 days (or shorter period satisfactory to the Trustee) prior to the date fixed for redemption an Officers’ Certificate stating the aggregate principal amount of Securities to be redeemed.
          If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the serial numbers of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed.
          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.
          SECTION 11.3 Payment of Securities Called for Redemption. If notice of redemption had been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.7 hereof.
          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by the Security.
          Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.
          SECTION 11.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days (or shorter period satisfactory to the Trustee) prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.
          SECTION 11.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” The date on which a sinking fund payment is to be made is herein referred to as the “sinking fund payment date.”
          In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional or mandatory sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.
          On or before the sixtieth day (or shorter period satisfactory to the Trustee) next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee a written statement (which need not contain the statements required by Section 13.5) signed by an authorized officer of the Issuer (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not heretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.
          If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 11.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities of any series which are (a) owned by the Issuer or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Security register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity or (b) identified in an Officers’ Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 11.2 (and with the effect provided in Section 11.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.
          At least one Business Day before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.
          The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.
ARTICLE TWELVE
DEFEASANCE
          SECTION 12.1 Applicability of Article: Issuer’s Option to Effect Defeasance. Except to the extent otherwise provided pursuant to Section 2.3 in respect of either or both of (a) defeasance of the Securities of a series under Section 12.2 or (b) covenant defeasance of the Securities of a series under Section 12.3, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Twelve, shall be applicable to the Securities of such series, and the Issuer may at its option by resolution of the Board of Directors, at any time, with respect to the Securities of such series, elect to have either Section 12.2 (if applicable) or Section 12.3 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Twelve.
          SECTION 12.2 Defeasance and Discharge. Upon the Issuer’s exercise of the above option applicable to this Section, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Issuer’s obligations with respect to such Securities under Sections 2.8, 2.9, 2.11, 3.2 and 3.4, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Issuer may exercise its option under this Section 12.2 notwithstanding the prior exercise of its options under Section 12.3 with respect to Securities of such series.
          SECTION 12.3 Covenant Defeasance. Upon the Issuer’s exercise of the above option applicable to this Section, the Issuer shall be released from its obligations under covenants which may be specified in respect of such Securities pursuant to Section 2.3(18) with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.
          SECTION 12.4 Conditions to Defeasance. The following shall be the conditions to application of either Section 12.2 or Section 12.3 to the Outstanding Securities of such series:
          (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in this subparagraph (a) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (A) the principal of and each installment of principal of and interest on the Outstanding Securities of such series on the date that such principal or installment of principal or interest is due and payable and (B) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.
          (b) No Event of Default or event with which notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Issuer under any applicable bankruptcy, insolvency or similar law in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).
          (c) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.8 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer.
          (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound.

          (e) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act to be delisted.
          (f) In the case of an election under Section 12.2, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such defeasance had not occurred.
          (g) In the case of an election under Section 12.3, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.
          (h) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Issuer in connection therewith pursuant to Section 2.3.
          (i) The Issuer shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 12.2 or the covenant defeasance under Section 12.3 (as the case may be) have been complied with.
          (j) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder.
ARTICLE THIRTEEN
MISCELLANEOUS PROVISIONS
          SECTION 13.1 Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.
          SECTION 13.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto, any Paying Agent, and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.
          SECTION 13.3 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.
          SECTION 13.4 Notices and Demands on Issuer, Trustee and Securityholders. Any notice or demand which any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to G-III Apparel Group, Ltd., 512 Seventh Avenue, New York, New York 10018 Attention: Chief Financial Officer. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office, when received by the Trustee.
          Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.
          SECTION 13.5 Officers’ Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the

Opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.
          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (a) a statement that the person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.
          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer of officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.
          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.
          Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.
          SECTION 13.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.
          SECTION 13.7 Conflict of Any Provision of Indenture with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture without such limitation, qualification or conflict, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.
          SECTION 13.8 New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law. EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.
          SECTION 13.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.
          SECTION 13.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
ARTICLE FOURTEEN
SUBORDINATION OF SECURITIES
          SECTION 14.1 Securities Subordinated to Senior Indebtedness. The Issuer covenants and agrees, and each Securityholder, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities is hereby expressly subordinate and junior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.
          (a) Upon any distribution of assets of the Issuer, upon any dissolution, winding up, liquidation of reorganization of the Issuer, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Issuer or otherwise, then the holders of all Senior Indebtedness shall first be entitled to receive payment of the full amount due thereon in cash or other consideration satisfactory to the holders of Senior Indebtedness in respect of principal (and premium, if any) and interest, or provision shall be made for such amount in cash or other consideration satisfactory to the holders of Senior Indebtedness, before any Securityholder is entitled to receive any payment or distribution of any character, whether in cash, securities or other property, on account of the principal of (or premium, if any) or interest on the indebtedness evidenced by the Securities.
          For purposes of this Article Fourteen, the words, “cash, securities or other property” shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article Fourteen with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Issuer or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer into, another Person or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article Nine or similar provisions of the Securities shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 14.1(a) if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Nine or similar provisions of the Securities.
          (b) No payment shall be made by the Issuer with respect to the principal of, premium, if any, or interest on the Securities or to acquire any of the Securities, if (i) any default in payment of the principal of or premium, if any, or interest on, rent under, or any other payment obligation under any Senior Indebtedness occurs and is continuing (a “Payment Default”) beyond any applicable grace period with respect thereto, unless and until all such payments due in respect of such Senior Indebtedness have been paid in full in cash or other consideration satisfactory to holders of Senior Indebtedness or such default shall have been cured or waived or shall have ceased to exist, (ii) any event of default, other than a Payment Default, with respect to any Designated Senior Indebtedness occurs and is continuing permitting the holders of such Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) to declare such Designated Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, and the Trustee receives notice thereof from the Issuer or by any holders of such Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) (the “Payment Blockage Notice”), for a period (the “Payment Blockage Period”) ending on the earlier of the date on which such event of default shall have been cured or waived or shall have ceased to exist or 179 days after receipt of the Payment Blockage Notice, or (iii) any judicial proceeding shall be pending with respect to any such default in payment or event of default; provided, further, any number of additional Payment Blockage Periods may be commenced during an existing Payment Blockage Period; provided, however, that no such additional Payment Blockage Period shall extend beyond the initial Payment Blockage Period. Notwithstanding anything in the subordination provisions of this Indenture or the Securities to the contrary, (x) in no event will a Payment Blockage Period extend beyond 179 days from the date of the Payment Blockage Notice in respect thereof was given and (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be the basis for a subsequent payment blockage notice.
          (c) If the maturity of the Securities is accelerated, no payment may be made on the Securities until all amounts due or to become due on Senior Indebtedness have been paid in full in cash or other consideration satisfactory to holders of Senior Indebtedness or until such acceleration has been cured or waived.
          (d) In the event that, notwithstanding the foregoing provisions of Sections 14.1(a), (b) and (c), any payment on account of principal of or interest on the Securities shall be made by or on behalf of the Issuer and received by the Trustee, by any Securityholder or by any paying agent (or, if the Issuer is acting as its own paying agent, money for any such payment shall be segregated and held in trust), at a time when such payment is not permitted by any of such provisions, then, unless and until all Senior Indebtedness (or Designated Senior Indebtedness, in the case of Section 14.1(b)) is paid in full in cash or other consideration satisfactory to the holders thereof, or such payment is otherwise permitted to be made by the provisions of each of Sections 14.1(a), 14.1(b) and 14.1(c) (subject, in each case, to the provisions of Section 14.6), such payment on account of principal of or interest on the Securities shall be held in trust for the benefit of, and shall be immediately paid over to the holders of Senior Indebtedness (or Designated Senior Indebtedness, in the case of Section 14.1(b)) or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Indebtedness (or Designated Senior Indebtedness, in the case of Section 14.1(b)) may have been issued, as their interests may appear.
          Regardless of anything to the contrary herein, nothing shall prevent (A) any payment by the Issuer or the Trustee to the Securityholders of amounts in connection with a redemption of Securities if notice of such redemption has been given to the Trustee or the Securityholders pursuant to Article Eleven prior to the receipt by the Trustee of a Payment Blockage Notice, or (B) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to Article Ten.
          SECTION 14.2 Subrogation. Subject to the payment in full of all Senior Indebtedness to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 14.1, the Securityholders (together with the holders of any other indebtedness of the Issuer which is subordinate in right of payment to the payment in full of all Senior Indebtedness, which is not subordinate in right of payment to the Securities and which by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Issuer applicable to such Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and, as between the Issuer, its creditors other than holders of such Senior Indebtedness, and the Securityholders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article which otherwise would have been made to the Securityholders shall be deemed to be a payment by the Issuer on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Securityholders, on the one hand, and the holders of Senior Indebtedness, on the other hand.
          SECTION 14.3 Obligation of Issuer Unconditional. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the Securityholders, the obligation of the Issuer, which is absolute and unconditional, to pay to the Securityholders the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Securityholders and creditors of the Issuer other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Securityholder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.
          SECTION 14.4 Modification of Terms of Senior Indebtedness. Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Securityholders or the Trustee.
          No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions or any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in no way alter or affect any of the provisions of this Article or of the Securities relating to the subordination thereof.
          SECTION 14.5 Effectuation of Subordination by Trustee. Each Securityholder, by his acceptance thereof, authorizes and directs the Trustee in his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.
          Upon any payment or distribution of assets of the Issuer referred to in this Article, the Trustee and the Securityholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Issuer is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other Person making any payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, and as to the other facts pertinent to the rights of such persons under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Persons pending judicial determination as to the right of such Persons to receive such payment.
          SECTION 14.6 Knowledge of Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness, of any default in payment of principal, premium (if any) or interest on any Senior Indebtedness, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until a trust officer of the Trustee having responsibility for the administration of the trust established by this Indenture shall have received written notice thereof from the Issuer, any Securityholder, any paying or conversion agent of the Issuer or the holder or representative of any class of Senior Indebtedness, and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such default or facts exist; provided, however, that unless on the third Business Day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose the Trustee shall have received the notice provided for in this Section 14.6, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.
          SECTION 14.7 Trustee’s Relation to Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.
          Nothing in this Article shall apply to claims of or payments to the Trustee under or pursuant to Section 6.6.
          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to the Securityholders, the Issuer or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.
          SECTION 14.8 Rights of Holders of Senior Indebtedness Not Impaired. No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Holder may have or be otherwise charged with.
          SECTION 14.9 Certain Conversions Not Deemed Payment. For the purposes of the conversion provisions of any series of Securities convertible into or exchangeable for shares of common stock or other securities of the Issuer or any other Person, (a) the issuance and delivery of junior securities upon conversion of Securities in accordance with such provisions shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest on Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash (except in satisfaction of fractional shares), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of, premium, if any, or interest on such Security. For the purposes of this Section 14.9, the term “junior securities” means (i) shares of any stock of any class of the Issuer or (ii) securities of the Issuer that are subordinated in right of payment to all Senior Indebtedness to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuer, its creditors (other than holders of Senior Indebtedness) and the

Securityholders, the right, which is absolute and unconditional, of any Securityholder to convert such Securities in accordance with the conversion provisions thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture, to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

G-III APPAREL GROUP, LTD.
[SEAL]

By:
Name:
Title:

, as Trustee
By:
Name:
Title:

EXHIBIT A – FORM OF SECURITY
[FORM OF FACE OF [SECURITY]]
[GLOBAL SECURITY]
          Unless and until this Security is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by The Depository Trust Company, a New York corporation (“DTC” or the “Depositary”), to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any nominee to a successor Depositary or a nominee of any successor Depositary. Unless this certificate is presented by an authorized representative of DTC to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
G-III APPAREL GROUP, LTD.
[title of Security]

Principal Amount $	CUSIP No.
          G-III APPAREL GROUP, LTD., a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to [Cede & Co.] or registered assigns, at the agency of the Issuer in the City of New York, New York, the principal sum of                                           DOLLARS on                                         , in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on                       and                       of each year (each, an “Interest Payment Date”), commencing, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this [Security], from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from                      , until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the [Security] register. The amount of interest payable on any interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day prior to such Interest Payment Date. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this [Security] is registered at the close of business on the                       or                      , as the case may be, which shall be a Business Day next preceding such Interest Payment Date.

          Reference is made to the further provisions of this [Security] set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
          This [Security] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

          IN WITNESS WHEREOF, G-III Apparel Group, Ltd. has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

G-III APPAREL GROUP, LTD.
By:
Name:
Title:

[SEAL]

By:
Name:
Title”

[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]
          This is one of the Securities described in the within-mentioned Indenture.

Dated:	, as Trustee
By:
Authorized Signatory

[FORM OF REVERSE OF SECURITY]
G-III APPAREL GROUP, LTD.
[TITLE OF SECURITY]
          This [Security] is one of a duly authorized issue of debentures, notes or other evidence of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of                      , 20      (herein called the “Indenture”), duly executed and delivered by the Issuer to                                          , as Trustee (herein called the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This [Security] is one of a series designated as the % [Securities] due of the Issuer, limited in aggregate principal amount to $ (herein called the “[Securities]”).
          [The [Securities] will not be redeemable prior to.][The [Securities] may be redeemed at the option of the Issuer as a whole, or from time to time in part, in the amount of $ or any multiple thereof, on any date after and prior to maturity, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of [Securities] at their last registered addresses, all as further provided in the Indenture, at the following redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption:
           If redeemed on or before       ,      %, and if redeemed during the twelve-month period beginning,

Year	Percentage	Year	Percentage

and thereafter at 100% of their principal amount.]
          In case an Event of Default with respect to the [Securities] shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) payable upon acceleration thereof or the amount thereof provable in bankruptcy, or impair or affect the rights of any Holder to institute suit for the payment thereof, or, if the Securities provide therefor, any right of repayment at the option of the Holder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this [Security] (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this [Security] and any [Securities] which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this [Security] or such other [Securities]. No reference herein to the Indenture and no provision of this [Security] or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this [Security] in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.
          The [Securities] are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof, and in book-entry form. The [Securities] may be represented by one or more Global Securities (each, a “Global [Security]”) deposited with the Depositary and registered in the name of the nominee of the Depositary, with certain limited exceptions. So long as the Depositary or any successor Depositary or its nominee is the registered Holder of a Global [Security], such successor Depositary or such nominee, as the case may be, will be considered the sole owner or Holder of the [Securities] represented by such Global [Security] for all purposes under the Indenture and the [Securities]. Beneficial interest in the [Securities] will be evidenced only by, and transfer thereof will be effected only through, records maintained by DTC and its participants. Except as provided below, an owner of a beneficial interest in a Global [Security] will not be entitled to have [Securities] represented by such Global [Security] registered in such owner’s name, will not receive or be entitled to receive physical delivery of the [Securities] in certificated form and will not be considered the owner or Holder thereof under the Indenture.

          No Global [Security] may be transferred except as a whole by such Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. Global [Securities] are exchangeable for certificated [Securities] only if (x) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for such Global [Securities] or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act and the Issuer fails within 90 days thereafter to appoint a successor Depositary, (y) the Issuer in its sole discretion determines that such Global [Securities] shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default or an event which with the giving of notice or lapse of time or both would constitute an Event of Default with respect to the [Securities] represented by such Global [Securities]. In such event, the Issuer will issue [Securities] in certificated form in exchange for such Global [Securities]. In any such instance, an owner of a beneficial interest in the Global [Securities] will be entitled to physical delivery in certificated form of [Securities] equal in principal amount to such beneficial interest and to have such [Securities] registered in its name. [Securities] so issued in certificated form will be issued in denominations of $1,000 or any integral multiple thereof, and will be issued in registered form only, without coupons.
          The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this [Security] (whether or not this [Security] shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.
          No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any [Security], or because of the creation of any indebtedness represented thereby, shall be had against incorporator, stockholder, officer or director, as such, of the Issuer or of any successor Person, either directly or through the Issuer or any successor Person, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.
          The acceptance of this [Security] shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indentures.
          THE INDENTURE AND THE [SECURITIES] SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

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